SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the
                                        Commission Only (as permitted by
[X]  Definitive Proxy Statement         Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

___________________________RESOURCE AMERICA, INC.________________________
        (Name of Registrant as Specified In Its Charter)

__________________________MICHAEL L. STAINES, SECRETARY__________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:
          ________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
          ________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);
          ________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
          ________________________________________________________
     5)   Total fee paid:
          ________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          ________________________________________________________
     3)   Filing Party:
          ________________________________________________________
     4)   Date Filed:
          ________________________________________________________

                           RESOURCE AMERICA, INC.
             1521 Locust Street             Philadelphia, PA  19102

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               March 12, 1996

To the Stockholders of RESOURCE AMERICA, INC.:

Notice is hereby given that the annual meeting of stockholders of RESOURCE AMERICA, INC., a Delaware corporation (the "Company"), will be held at 1521 Locust Street, Philadelphia, Pennsylvania, on March 12, 1996, at 9:00 A.M., Philadelphia time, for the following purposes:

     1. To elect two directors to serve until the annual meeting of stockholders in 1999.

     2. To transact such other business as may properly be brought before the meeting and any adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on January 22, 1996, will be entitled to notice of and to vote at the meeting or any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Company, at 1521 Locust Street, Philadelphia, Pennsylvania 19102. The stock transfer books will not be closed.

STOCKHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ASSURE A QUORUM BY PROMPTLY RETURNING THE
ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

                                   By order of the Board of Directors
                                   Michael L. Staines, Secretary
                                   January 29, 1996

                         RESOURCE AMERICA, INC.
          1521 Locust Street             Philadelphia, PA  19102


                            PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS


                               GENERAL

INTRODUCTION

     The annual meeting of stockholders of Resource America, Inc. (the "Company") will be held on March 12, 1996, at 9:00 A.M., Philadelphia time, at 1521 Locust Street, Philadelphia, Pennsylvania, 19102 for the purposes set forth in the accompanying notice. Only stockholders of record at the close of business on January 22, 1996, will be entitled to notice of and to vote at such meeting.

     This statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from holders of its Common Stock to be used at such meeting, and at any and all adjournments thereof. Proxies in the accompanying form, properly executed and duly returned to the Company, and not revoked, will be voted at the meeting and any and all adjournments thereof.

     This proxy statement and the accompanying form of proxy are being sent on or about January 29, 1996, to stockholders of record as of January 22, 1996.

REVOCATION OF PROXY

     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to its exercise by giving written notice of revocation to the Secretary of the Company at its Philadelphia address stated herein, by submitting a later dated proxy, or by attending the meeting and voting in person.

EXPENSES AND MANNER OF SOLICITATION

     The cost of soliciting proxies, which is not expected to exceed $15,000, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and telegraph, and by directors, officers, and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers, and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

                           VOTING AT THE MEETING

     The Company has two classes of Common Stock currently authorized, Class A Common Stock and Class B Common Stock. As of the close of business on January 22, 1996, the date of record, there were outstanding 664,636 shares of Class A Common Stock and no shares of Class B Common Stock. (References in this proxy statement to "Common Stock" are to the Class A Common Stock.) At the annual meeting, the holders of Common Stock will be entitled to one vote per share on each matter of business properly brought before the meeting.

     The presence in person or by proxy of holders of the Company's outstanding Common Stock representing not less than a majority of the outstanding shares of Common Stock will constitute a quorum. The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors and for the approval of all other business properly brought before the meeting.

     Abstentions may be specified on the election of each of the nominated directors and on any other properly presented business and will be considered present for purposes of determining the presence of a quorum. Abstentions, including broker non-votes, with respect to shares present at the meeting in person or by proxy will have no effect on the election of directors or on any business properly brought before the meeting.

                     DIRECTORS AND EXECUTIVE OFFICERS

     The By-Laws of the Company provide that the number of Directors shall be fixed by resolution of the Board of Directors, provided that there shall be a minimum of five and a maximum of fifteen directors. Pursuant to action taken by the Board of Directors during fiscal year 1995 upon the death of Director Francis J. Bagnell, the number of directors of the Company has been reduced from eight to seven. The Board of Directors is divided into three classes with directors in each class serving three-year terms. The terms of directors in the Class of 1996 expire at the annual meeting of stockholders to be held in 1996. The Nominating Committee of the Board of Directors has nominated Carlos C. Campbell and Edward E. Cohen for re-election as the Class of 1999.

     It is the intention of the persons named in the enclosed proxy in the absence of a contrary direction, to vote for Messrs. Campbell and Cohen, as directors of the Company in the Class of 1999, for three-year terms expiring at the 1999 annual meeting of stockholders, or until their successors are elected or appointed. Should any nominee become unable or refuse to accept nomination or election as directors in the Class of 1999, it is intended that the persons named as proxies will vote for the election of such other person as the Nominating Committee of the Board of Directors may recommend. The Board of Directors knows of no reason why any of the nominees might be unable or refuse to accept nomination or election. Information is set forth below regarding the principal occupation of each nominee and each of the other directors of the Company. There are no family relationships among the nominees, directors and executive officers of the Company.

                                                  Year in
                                                  Which
                                                  Service      Term to expire
                                                  as           at
Names of Directors, Principal                     Director     Annual
Occupation, and Other Information                 Began        Meeting
-----------------------------------------------------------------------------
Nominees whose terms will expire in 1999 are:

CARLOS C. CAMPBELL, 58, President of C.C.
Campbell and Company (a management consulting
firm). Vice Chairman of the Board of Directors
of Computer Dynamics, Inc. (a computer
services corporation) since 1992. Director of
Sensys, Inc. (a telecommunication/asset
management corporation) since 1994.               1990          1996

EDWARD E. COHEN, 56, Chairman of the Board
since 1990, Chief Executive Officer since
1988 and President since 1995, of the
Company. Chairman of the Board and director
of Bryn Mawr Resources, Inc. Director and
Chairman of the Executive Committee of
JeffBanks, Inc. (a bank holding company).
Principal of Ledgewood Law Firm, P.C.
from 1991 to 1994 (a).                            1988          1996


(a) Bryn Mawr Resources, Inc. is a privately owned company which holds 31.25% of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

                                                   Year in
                                                   Which
                                                   Service      Term to expire
                                                   as           at
Names of Directors, Principal                      Director     Annual
Occupation, and Other Information                  Began        Meeting
------------------------------------------------------------------------------
Persons other than current nominees who serve for the terms indicated:

JOHN R. HART, 36, Chief Executive Officer
of Quaker Holdings, Ltd. (an investment
firm) since 1991. President and Director
of Physicians Insurance Company of Ohio
since 1995 and 1993, respectively. Principal
of Detweiler, Ryan, & Co., Inc. (an
investment firm) from 1984 to 1991.                1994          1998

ANDREW M. LUBIN, 49, President, Delaware
Financial Group, Inc. (a private investment
firm) since 1984.                                  1994          1998

ALAN D. SCHREIBER, MD, 53, Founder and
Chief Scientific Officer of CorBec
Pharmaceuticals, Inc. since 1993. Professor
of Medicine and Assistant Dean for
Research and Research Training at the
University of Pennsylvania School of
Medicine since 1973.                               1994          1998

MICHAEL L. STAINES, 46, Senior Vice
President and Secretary of the Company
since 1989.                                        1989          1997

JOHN S. WHITE, 55, Chairman of the Board and
Chief Executive Officer of DCC Securities
Corporation (a securities brokerage firm)
since 1990.                                        1993          1997

     Names of Other Executive Officers, Principal Occupation, and Other
                                Information

FREDDIE M. KOTEK, 39, Senior Vice President of the Company since 1995.
        Executive Vice President of Resource Properties, Inc. (a wholly owned subsidiary of the Company) since 1993. First Vice President of Royal Alliance Associates from 1991 to 1993. Senior Vice President and Chief Financial Officer of Paine Webber Properties from 1990 to 1991.
NANCY J. MCGURK, 40, Vice President - Finance of the Company since 1992.
        Treasurer and Chief Accounting Officer of the Company since 1989. SCOTT F. SCHAEFFER, 33, Senior Vice President of the Company since 1995. Vice
        President - Real Estate of the Company and President of Resource Properties, Inc. (a wholly owned subsidiary of the Company) since 1992. Vice President of the Dover Group, Ltd. (a real estate investment company) from 1985 to 1992.
JEFFREY C. SIMMONS, 38, Vice President - Exploration and Production of the
        Company since 1994. Director of Well Services of the Company from 1988 to 1994.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of Common Stock owned by (a) each person who, to the knowledge of the Company, is the beneficial owner of 5% or more of the outstanding shares of Common Stock, (b) each of the Company's present directors and nominees, (c) each of the Company's executive officers, and (d) all of the Company's present executive officers and directors as a group. This information is reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. To the Company's knowledge, all transactions in the Company's Common Stock or its derivatives by the Company's directors, officers and 10% owners during the Company's last fiscal year were reported promptly and correctly.

                                        Class A Common Stock              Class B Common Stock
                                  Amount            Percent of      Amount       Percent of
Beneficial Owner                  Owned<F1>         Class           Owned<F1>    Class
----------------------------------------------------------------------------------------------

Bryn Mawr Resources, Inc.         207,701<F2>       31.25%            0            0%
1521 Locust Street
Philadelphia, PA  19102


J. W. Straker Trust                62,722            9.44%            0            0%
4120 Harbour Oaks Court
Bonita Bay
Bonita Springs, FL  33923


Resource America 1989
Employee Stock                     46,519<F3>        7.00%            0            0%
Ownership Trust
2876 South Arlington Road
Akron, OH  44312


Physicians Insurance
Company of Ohio                         0             .00       284,465<F4>      100%
13515 Yarmouth Drive N. W.
Pickerington, OH  43147

                                        Class A Common Stock
Class B Common Stock
                                  Amount            Percent of      Amount       Percent of
Beneficial Owner                  Owned<F1>         Class           Owned<F1>    Class
--------------------------------------------------------------------------------------

Directors and Nominees
--------------------------------------------------------------------------------------

Edward E. Cohen                   237,526<F2><F3>   34.95%            0            0%
                                         <F6><F7>
Michael L. Staines                  9,055<F6><F7>    1.35%            0            0%
                                         <F8>
Carlos C. Campbell                     10             .00             0            0%
John R. Hart                            0             .00       284,465<F4>      100%
Andrew M. Lubin                       100             .00             0            0%
Alan D. Schreiber, M. D.            1,200             .18%            0            0%
John S. White                           0             .00             0            0%

Executive Officers
--------------------------------------------------------------------------------------

Freddie M. Kotek                      944<F7>         .14%            0            0%
Nancy J. McGurk                     5,097<F6><F7>     .77%            0            0%
                                         <F5>
Scott F. Schaeffer                  6,617<F6><F7>     .99%            0            0%
Jeffrey C. Simmons                  2,945<F5><F7>     .44%            0            0%

All present officers
and directors as a group          263,494<F2><F3>   38.15%      284,465          100%
                                         <F4><F5>
(11 persons)                             <F7><F8>
                                         <F8>

<F1>
A Special Meeting of Stockholders was held on October 16, 1995 at which the Company's Certificate of Incorporation was amended to provide for an authorized capital structure to consist of 2,000,000 shares of Class A Common Stock, 1,500,000 shares of Class B Common Stock and 1,000,000 shares of Preferred Stock. At January 22, 1996 there were 664,636 shares of Class A Common Stock outstanding, no shares of Class B Common Stock and no shares of Preferred Stock outstanding. A portion of Class B Common Stock is currently reserved for issuance upon the exercise of certain warrants previously issued to Physicians Insurance Company of Ohio (see note (d)). Share ownership is as of January 22, 1996.
<F2>
Includes the 207,701 shares of Common Stock beneficially owned by Bryn Mawr Resources, Inc. ("Bryn Mawr") and held of record by BMR Holdings, Inc., a subsidiary of Bryn Mawr. Bryn Mawr has filed Schedule 13D with the Securities and Exchange Commission concerning its ownership of the Company's Common Stock. Mr. Cohen is an officer, director and principal shareholder of Bryn Mawr.
<F3>
Of the 46,519 shares held in the name of the Resource America, Inc.
1989 Employee Stock Ownership Trust, 37,949 have been allocated to the accounts of eligible employees. The Trustee of the Trust, Mr. Cohen, has voting power for the 8,570 shares which have not been allocated to the accounts of eligible employees and for all shares allocated to the accounts of eligible employees which have not been voted by such employees. Accordingly, only such unallocated shares held by the Trust and such shares allocated to Mr. Cohen's account are included in the share amount for Mr. Cohen. See note (g).
<F4>
Physicians Insurance Company of Ohio ("PICO") acquired warrants to purchase 284,465 shares of Common Stock of the Company in four separate transactions: (i) on May 25, 1994, PICO acquired warrants to purchase 160,000 shares of Common Stock of the Company at a price of $9.50 per share in conjunction with its purchase of an $8 million senior secured note from the Company; (ii) on December 21, 1994, PICO acquired warrants to purchase 40,000 shares of the Common Stock of the Company at a price of $9.50 per share in conjunction with its purchase from the Company of a real estate mortgage; (iii) on June 1, 1995, PICO acquired warrants to purchase 49,275 shares of Common Stock of the Company at a price of $11.75 per share in conjunction with its purchase from the Company of a senior participation in each of several real estate mortgages; and (iv) on June 20, 1995, PICO acquired warrants to purchase 35,190 shares of Common Stock of the Company at a price of $11.75 per share in conjunction with its purchase from the Company of a senior participation in each of several real estate mortgages. With respect to items
(iii) and (iv), above, the warrants so issued were part of a commitment by the Company to issue warrants to purchase up to 150,000 shares of Common Stock as and to the extent PICO provides certain mortgage financing to the Company. Acquisition of the shares underlying the warrants currently outstanding would result in an additional $2.9 million payment to the Company and would result in PICO's direct ownership of 100% of the Company's Class B Common Stock. Each of the four Warrant Agreements represented by the above referenced transactions, have been amended to reflect PICO's agreement that exercise of such warrants shall be into shares of the Company's Class B Common Stock. Mr. Hart is an officer and director of PICO and, accordingly, has shared power with the other directors of PICO (Herman I. Abramowitz, Craig W. Anderson, Donavin A. Baumgartner, Jr., Robert R. Broadbent, S. Walter Foulkrod, III, Ronald Langley, S.Baird Pfahl, Jr., Richard D. Rupert, John D. Weil and Gary H. Weiss) to vote and dispose of any shares acquired by PICO by exercise of the foregoing warrants.
<F5>
Includes shares allocated under the Resource Exploration, Inc.
Employee Savings Plan in the amount of:  Ms. McGurk - 1,452 shares and
Mr. Simmons - 756 shares, as to which each has voting power.
<F6>
Includes shares issuable on exercise of options granted in 1993 under the 1989 Key Employee Stock Option Plan of: 15,000 shares to Mr. Cohen, 5,000 shares to Mr. Schaeffer, 3,000 shares to Mr. Staines and 1,000 shares to Ms. McGurk (see "Compensation of Executive Officers and Directors").
<F7>
Includes shares allocated under the 1989 Employee Stock Ownership
Trust in the amounts of: Mr. Cohen - 6,255 shares; Mr. Staines - 4,055 shares; Mr. Schaeffer - 1,617 shares; Mr. Kotek - 944 shares;
Ms. McGurk - 2,645 shares and Mr. Simmons - 2,139 shares.
<F8>
Includes 2,000 shares issuable on exercise of options granted to Mr.
Staines in 1993 under the 1984 Key Employee Stock Option Plan.

            COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS

     The following tables set forth certain information concerning the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers whose aggregate salary and bonus (including amounts of salary and bonus foregone to receive non-cash compensation) exceeded $100,000.

                      SUMMARY COMPENSATION TABLE


                          Annual Compensation                 Long-Term Compensation
                                                           Restricted  Securities
                                                           Stock       Underlying   LTIP     All
Name and Principal Position  Year  Salary    Bonus    Other  Award<F2> Options<F3>  Payouts  Other

Edward E. Cohen              1995  $210,000  $130,000  $0    $19,824   #      0     $0       $    0
Chairman & Chief             1994    97,500    59,000   0     13,966          0      0            0
Executive Officer            1993   150,000         0   0      8,759     30,000      0            0

Francis J. Bagnell<F1>       1995   150,000    70,000   0     19,824          0      0
President & Chief            1994   143,500    59,000   0     18,060          0      0            0
Operating Officer            1993   150,000         0   0      8,759     20,000      0            0

Freddie M. Kotek             1995   145,000    45,000   0     19,824          0      0        3,760
Senior Vice President

Scott F. Schaeffer           1995   145,000    45,000   0     19,824          0      0        3,058
Senior Vice President

Michael L. Staines           1995   112,500     7,500   0     16,023          0      0            0
Senior Vice President &      1994   105,000         0   0      9,368          0      0            0
Secretary                    1993   105,000         0   0      6,125     10,000      0            0

<F1>
Mr. Bagnell died in July 1995.
<F2>
Reflects shares awarded under the Company's Employee Stock Ownership
Plan, valued at the closing price of the Company's Common Stock at September 30 of each year ($21.00 per share, $13.75 per share, and $8.75 per share for fiscal years 1995, 1994, and 1993, respectively) and assumed to be fully vested. Messrs. Cohen, Bagnell, and Staines were 100% vested as of September 30, 1995. Shares awarded to Messrs. Schaeffer and Kotek are vested 20% and 0%, respectively, and will vest an additional 20% in the next year.
<F3>
Options awarded include options for 17,500, 17,500 and 10,000 shares repriced during 1993 for Messrs. Cohen, Bagnell and Staines, respectively. Total options held at September 30, 1995, for Messrs. Cohen, Bagnell, Schaeffer and Staines are 30,000, 20,000, 10,000 and 10,000, respectively. All options held by Mr. Schaeffer were issued during 1993.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                           YEAR-END OPTION VALUES

                                                                               Value of
                                                              Number of        Unexercised
                                                              Unexercised      in-the-Money
                                                              Options at       Options at
                                     Shares                   FY-End           FY-End
                                     Acquired      Value      Exercisable/     Exercisable/
Name and Principal Position   Year   on Exercise   Realized   Unexercisable    Unexercisable<F1>

   Edward E. Cohen            1995   #0            $0         #15,000/15,000   $187,050/187,050
   Chairman & Chief
   Executive Officer

   Francis J. Bagnell (2)     1995    0             0           10,000/10,000   132,500/132,500
   President & Chief
   Operating Officer

   Scott F. Schaeffer         1995    0             0            5,000/5,000     66,250/66,250
   Senior Vice President

   Michael L. Staines         1995    0             0            5,000/5,000     66,250/66,250
   Senior Vice President &
   Secretary

<F1>
Value is calculated by subtracting the total exercise price from the fair market value of the securities underlying the options at September 30, 1995.
<F2>
Mr. Bagnell died in July 1995. Such options were held by his estate at September 30, 1995 and, in accordance with the terms of the original Grant of Options, were exercised prior to their January 24, 1996 date of expiration.

     No stock options were awarded to any directors, executive officers, or other employees of the Company during fiscal year 1995.

DIRECTORS

     Each director who does not serve as an officer of the Company is paid a retainer of $500 per month. Each non-employee director who is a chairman of a committee of the Board of Directors is paid an additional retainer of $500 per month. Each non-employee director who is a member of a committee of the Board of Directors, but not its chairman, is paid $500 per meeting. A total of $60,500 was paid to five directors during fiscal 1995 for attendance at Board and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Campbell is the sole stockholder of a firm which from time to time provides management consulting services to the Company. The Company did not utilize the services of this firm during fiscal 1995 or fiscal 1994. Mr. Cohen is of counsel to Ledgewood Law Firm, P.C., a law firm which from time to time provides legal services to the Company. Such firm was paid $562,000 during fiscal year 1995 for legal services, primarily related to the purchase and restructuring of real estate mortgages. Such firm was paid $464,000 during fiscal year 1994, at which time Mr. Cohen was a principal of such firm, for legal services primarily related to the purchase of real estate mortgages and the placement of an $8,000,000 senior secured note.


              INFORMATION CONCERNING THE BOARD OF DIRECTORS
                        AND CERTAIN COMMITTEES

     The Board of Directors held a total of five meetings during fiscal 1995. Each of the directors attended at least 75% of all meetings of the Board and at least 75% of all meetings of committees for which they were eligible during fiscal 1995. On July 10, 1995, Francis J. "Reds" Bagnell, the President, Chief Operating Officer and director of the Company died. On July 25, 1995, the Board of Directors voted to reduce the size of the Board to seven (7) directors by fixing the Class of 1996, 1997 and 1998 at two, two and three directors, respectively.

     Standing committees of the Board of Directors are the Audit Committee, Compensation Committee, Investment Committee, and Nominating Committee.

     The Audit Committee reviews the scope and effectiveness of audits by the independent accountants and the Company's internal auditor, selects and recommends to the Board of Directors the engagement of independent accountants, and reviews the adequacy of the Company's internal controls. The Committee held one meeting during fiscal 1995. Members of the Committee are Messrs. Lubin, Hart and Schreiber.

     The Compensation Committee establishes and monitors compensation levels for officers of the Company, and administers the Company's 1989 Key Employee Stock Option Plan. The Committee held two meetings during fiscal 1995. Members of the Committee are Messrs. Campbell, Schreiber and White.

     The Investment Committee reviews all current management investment practices and evaluates and monitors all existing and proposed Company investments. The Committee held six meetings during fiscal 1995. Members of the Committee are Messrs. White, Campbell and Hart.

     The Nominating Committee recommends persons for nomination as Directors of the Company. The Committee held three meetings during fiscal 1995. The Committee will consider nominees recommended by security holders for the 1997 annual meeting if submitted in writing to the Secretary of the Company prior to October 1, 1996. Members of the Committee are Messrs. Lubin and Cohen.


                   ANNUAL REPORT AND REPORT ON FORM 10-KSB

     The Company's 1995 Annual Report to Stockholders including the financial statements for the year ended September 30, 1995, is being sent to stockholders of record as of January 22, 1996 with this proxy statement. STOCKHOLDERS OF RECORD AS OF JANUARY 22, 1996, AND BENEFICIAL OWNERS OF THE COMPANY'S
COMMON STOCK ON THAT DATE, MAY OBTAIN FROM THE COMPANY, WITHOUT,
A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF THE
EXHIBITS THERETO, BY A REQUEST THEREFOR IN WRITING. SUCH REQUESTS
SHOULD BE DIRECTED TO THE COMPANY, AT ITS PHILADELPHIA ADDRESS
STATED HEREIN, AND TO THE ATTENTION OF THE SECRETARY. BENEFICIAL
OWNERS SHALL INCLUDE IN THEIR WRITTEN REQUESTS A GOOD FAITH
REPRESENTATION THAT THEY WERE BENEFICIAL OWNERS OF THE COMPANY'S
COMMON STOCK ON JANUARY 22, 1996.

                              OTHER MATTERS

     As of the date of this proxy statement, the Board does not intend to present and has not been informed that any other person intends to present any other matters for action at the annual meeting. However, if other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgement.

     Except as hereinabove stated, all shares represented by valid proxies received will be voted in accordance with the provisions of the proxy.

     Upon the recommendation of the Audit Committee, approved by the Board of Directors, Grant Thornton LLP served as the Company's independent auditors during fiscal 1995 and 1994. It is not anticipated that a representative of Grant Thornton LLP will be present at the annual meeting. The Board of Directors anticipates that Grant Thornton LLP will be re-appointed as the Company's independent auditors for fiscal 1996 during the June 1996 regular meeting of the Board of Directors.

                              STOCKHOLDER PROPOSALS

     Under rules promulgated by the Securities and Exchange Commission, holders of Common Stock who desire to submit proposals for inclusion in the proxy statement of the Company to be utilized in connection with the 1997 annual meeting of stockholders, subject to compliance with the eligibility standards specified in such rules, must submit such proposals to the Secretary of the Company no later than October 1, 1996.

                         By order of the Board of Directors


                         Michael L. Staines, Secretary
                         January 29, 1996

P                               RESOURCE AMERICA, INC.
               Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders March 12, 1996
R
   The undersigned hereby constitutes and appoints Michael L. Staines and Andrew M. Lubin, or either of them, his true and lawful agents and Proxies
O with full power of substitution in each. The undersigned authorizes Messrs. Staines and Lubin, or either of them, to represent the undersigned at the annual meeting of stockholders of the Company to be held at the executive
X offices of the Company at 1521 Locust Street, Philadelphia, Pennsylvania, on Tuesday, March 12, 1996, for shares held at record as of January 22, 1996, and at any adjournments thereof, on all matters coming before said
Y  meeting.

                                                                            (change of address)
   1.  Election of Carlos C. Campbell as Director
                                                                            -------------------
   2.  Election of Edward E. Cohen as Director
                                                                            -------------------
   3.  In their discretion, the Proxies are authorized to vote upon such
       other business as may properly come before the meeting or any        -------------------
       adjournment thereof.
                                                                            -------------------
                                                                            (If you have written in the above space, please mark the
                                                                            corresponding box on the reverse side of this card.)
                                                                                SEE REVERSE SIDE

This proxy, when properly executed on the REVERSE SIDE, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of each of the Nominees.

X   Please mark your                           SHARES IN YOUR NAME
     vote as in this
     example

                                                     FOR  AGAINST ABSTAIN

    1. Election of Carlos C. Campbell as Director    /  /   /  /   /  /

    2. Election of Edward E. Cohen as Director       /  /   /  /   /  /

    3. Other business as may properly come before
       the meeting or any adjournment thereof        /  /   /  /   /  /

                                    Change
                                      of
                                   Address     /  /

                                    Attend
                                   Meeting     /  /

SIGNATURE(S)____________________________________________DATE________________

SIGNATURE(S)____________________________________________DATE________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.